UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                OF THE SECURITIES EXCHANGE ACT OF 1934


                  Date of Report: September 17, 2001


                          TotalSeek.Com, Inc.
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        (Exact Name of registrant as specified in its Charter)


        Delaware                0-33147              23-3074323
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 (State of Incorporation) Commission File No.      (IRS Employer
                                                 Identification No.)


 1422 Chestnut Street, Suite #410, Philadelphia, PA       19102
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 (Address of principal executive offices)               (Zip Code)


            Registrant's telephone number:  (215) 569-9176
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Item 5.   OTHER EVENTS.

          A report on Form 8K12G3/A filed on September 11, 2001 was filed with the Commission by the Registrant, as a Successor Issuer to Urag Corp. by virtue of Rule 12g-3(a) under the Securities
Exchange Act of 1934, as amended. The Commission File Number of Urag Corp. is 000-28061 and its CIK number is 0001098856.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TotalSeek.com, Inc.
                                 Dated: September 17, 2001


                                 By: /s/ William Tay
                                 ----------------------------------
                                 William Tay
                                 Title: President